                                                                    EXHIBIT 10.9


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT.

                         LLC INTEREST PURCHASE WARRANT
                         -----------------------------

Date of Issuance: February 16, 1999                          Certificate No. ___

     For value received, PLUG POWER, LLC, a Delaware limited liability company (the "Company"), hereby grants to Michael J. Cudahy, or his registered assigns (the "Registered Holder"), the right to purchase from the Company, at the Exercise Price therefor, 400,000 Shares of Class A Membership Interests of the Company, as adjusted from time to time pursuant to Section 2 hereof (the "Warrant Shares"). This Warrant is issued pursuant to the LLC Interest Purchase Agreement. The Exercise Price and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Section 3 hereof.

     This Warrant is subject to the following provisions:

     SECTION 1. Exercise of Warrant.
                -------------------

     1A.  Exercise Period. The purchase rights represented by this Warrant may
          ---------------
be exercised, in whole or in part, at any time and from time to time, following the Date of Issuance until the earliest of (i) December 31, 2001, (ii) a Qualifying Offering and (iv) 18 months after an initial public offering of the Company's Shares of Class A Membership Interests other than a Qualifying Offering (the "Exercise Period").

     1B.  Exercise Procedure.
          ------------------

          (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

          (a) a completed Exercise Agreement, in substantially the form set forth in Exhibit I hereto, executed by the Registered Holder;

          (b) this Warrant; and

          (c) a certified or bank check payable to the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price").
                                   ------------------------

          (ii) Certificates for Warrant Shares (including, without limitation, fractional shares) purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within seven business days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to Section IC below. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such seven-day period, deliver such new Warrant to the Registered Holder.

          (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time.

          (iv) The Company shall not close its books against the transfer of this Warrant of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

          (v) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a Sale of the Company, then such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

          (vi) If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities, then the Company shall, at the Registered Holder's option and upon surrender of this Warrant by the Registered Holder as provided above together with any notice, statement, payment and other requirement required to effect such conversion or exchange of Warrant Shares, deliver to the Registered Holder a certificate or certificates representing the stock or securities into which the Warrant Shares issuable by reason of such conversion are convertible or exchangeable.

     1C.  Fractional Shares. If a fractional share of a Warrant Share would, but
          -----------------
for the provisions of Section 1A, be issuable upon exercise of the rights represented by this Warrant, the Company may, but should not be required, in lieu of such fractional share, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Fair Market Value of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     SECTION 2. Adjustments: Notices.
                --------------------

     2A.  Subdivision or Combination of Class A Membership Interests. If the
          ----------------------------------------------------------
Company at any time subdivides (by any share split, dividend, recapitalization or otherwise) the Shares of Class A Membership Interests into a greater number of shares or pays a dividend or makes a distribution to holders of the Shares of Class A Membership Interests in the form of Shares of

Class A Membership Interests, then the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant (whether or not then acquirable or subject to a contingency), as the case may be, shall be proportionately increased. If the Company at any time combines (by reverse share split or otherwise) the Shares of Class A Membership Interests into a smaller number of shares, then the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant (whether or not then acquirable or subject to a contingency), as the case may be, shall be proportionately decreased.

     2B.  Organic Change. Any recapitalization, reorganization,
          --------------
reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Shares of Class A Membership Interests are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Shares of Class A Membership Interests is referred to herein as an "Organic Change." Prior to the consummation of any
                          --------------
Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Required Holders) to provide that the Registered Holder shall have upon consummation thereof the right to acquire and receive upon exercise hereof such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic Change not taken place.

     2C.  Notices.
          -------

          (i) Promptly upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall also give written notice to the Registered Holder at least 30 days prior to the date on which any Organic Change or Liquidity Event shall take place.

     2D.  Minimum Adjustment. No adjustment in the Exercise Price shall be made
          ------------------
if such adjustment is less than $0.01; provided, however , that any adjustments which by reason of this Section 2D are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     SECTION 3.     Definitions. The following terms have the meanings set forth
                    -----------
below:

     "Affiliate" means, as applied to any Person, (i) any other Person directly
      ---------
or indirectly controlling, controlled by or under common control with, that Person, (ii) any other Person that owns or controls 10% or more of any class of equity securities (including any equity securities issuable upon the exercise of any Option or the conversion or exchange of any

Convertible Securities) of that Person or any of its Affiliates, or (iii) any member, director, partner, officer, agent, employee or relative of such Person or any of its direct or indirect Affiliates. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise. With respect to a natural person, the term "Affiliate" also shall include such person's spouse and lineal descendants.

     "Aggregate Exercise Price" has the meaning ascribed to it in Section 1B(i).
      ------------------------

     "Class A Membership Interests" means the Class A Membership Interests of
      ----------------------------
the Company as defined in the Limited Liability Company Agreement.

     "Convertible Securities" means any right, option or security exercisable
      ----------------------
for, or convertible or exchangeable into, Shares of Class A Membership
Interests.

     "Date of Issuance" means the date the Company initially issues this Warrant
      ----------------
regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

     "Exercise Period" has the meaning ascribed to it in Section 1A.
      ---------------

     "Exercise Price" means $8.50 for each Warrant Share as such price may be
      --------------
adjusted from time to time pursuant to Section 2 hereof.

     "Exercise Time" has the meaning ascribed to it in Section 1B(i).
      -------------

     "Fair Market Value" means, as to any security, as of a particular date (i)
      -----------------
the average of the closing sales prices on such date of such security on all domestic securities exchanges on which such security is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or
(iii) if on any day such security is not so listed, the sales price for such security as of 4:00 P.M., New York time, as reported on the Nasdaq Stock Market, or (iv) if such security is not reported on the Nasdaq Stock Market, the average of the representative bid and asked quotations for such security as of 4:00 P.M., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day before "Fair Market Value" is being determined and the immediately prior 20 trading days prior to such day during which such security was traded. Notwithstanding the foregoing, if at any time of determination such security is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and either listed on a national securities exchange or authorized for quotation in the Nasdaq Stock Market, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the issuer thereof in an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, without discount for lack of liquidity, or minority position. Fair Market Value shall be determined by the Company's Management Committee in its good faith judgment.

     "Liquidity Event" means (i) a liquidation, dissolution or winding-up of the
      ---------------
Company or (ii) a Sale of the Company.

     "Limited Liability Company Agreement" means the Limited Liability Company
      -----------------------------------
Agreement of the Company dated June 27, 1997, as amended.

     "LLC Interest Purchase Agreement" means the LLC Interest Purchase
      -------------------------------
Agreement, dated as of February 16, 1999, between the Company and Michael Cudahy, as such agreement may be amended, modified or restated from time to time.

     "Person" means any individual, corporation, joint stock corporation,
      ------
limited liability company or partnership, general partnership, limited partnership, proprietorship, joint venture, other business organization, trust, union, association or governmental or regulatory authority.

     "Qualifying Offering" means the consummation of an initial underwritten
      -------------------
public offering of Shares of Class A Membership Interests registered under the Securities Act of 1933, as amended, pursuant to which the Shares of Class A Membership Interests are sold at a price per share of at least $8.50 (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events).

     "Sale of the Company" means the sale of the Company (whether by merger,
      -------------------
consolidation, recapitalization, reorganization, sale of securities, sale of assets or otherwise) in one transaction or a series of related transactions to a Person or Persons, pursuant to which such Person or Persons (together with its Affiliates) acquires (i) securities representing at least a majority of the voting power of all securities of the Company, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii) a material portion of the Company's consolidated assets other than in the ordinary course of business.

     "Shares" means units of Class A Membership Interests.
      ------

     "Warrant Shares" has the meaning ascribed thereto in the first paragraph of
      --------------
this Warrant; provided, that if the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

     SECTION 4. No Voting Rights: Limitations of Liability. This Warrant shall
                ------------------------------------------
not entitle the Registered Holder hereof to any voting rights or other rights as a member of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

     SECTION 5. Restrictions.  The Registered Holder agrees that it will not
                ------------
sell, transfer or otherwise dispose of this Warrant or any Warrant Shares, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder and then only in accordance with the terms of the Limited Liability Company Agreement. Each certificate evidencing Warrant Shares and each Warrant issued upon such transfer shall bear the restrictive legend required by the LLC Interest Purchase Agreement. The Company may require, as a condition of allowing the transfer or exchange of this Warrant, that the Registered Holder furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange is permitted under the Securities Act of 1933, as amended, and applicable state securities laws.

     SECTION 6. Warrant Exchangeable for Different Denominations. This Warrant
                ------------------------------------------------
is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are also referred to herein as "Warrants."

     SECTION 7. Replacement. Upon receipt of evidence reasonably satisfactory to
                -----------
the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation upon surrender of such certificate, the Company shall execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     SECTION 8. Notices. Except as otherwise expressly provided herein, all
                -------
notices and deliveries-referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

     SECTION 9. Amendment and Waiver. Except as otherwise provided herein, the
                --------------------
provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Registered Holder.

     SECTION 10. Warrant Register. The Company shall maintain at its principal
                 ----------------
executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

     SECTION 11. Descriptive Headings, Governing Law. The descriptive headings
                 -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE CORPORATION LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.


                                    PLUG POWER, LLC



                                    By: /s/ Gary Mittleman
                                        ----------------------------
                                        Name: Gary Mittleman
                                        Title: President and CEO


Attest:



/s/ Ana Maria Galeano
------------------------------
Name: Ana-Maria Galeano
Title: General Counsel

                        AMENDMENT NO. 1 TO LLC INTEREST
                               PURCHASE WARRANT

     This amendment ("Amendment") is entered into as of July 26, 1999 between Plug Power, LLC, a Delaware limited liability company (the "Company"), and Michael J. Cudahy ("Holder").

     WHEREAS, the Company and Holder are parties to an LLC Interest Purchase Warrant dated February 16, 1999 (the "Existing Warrant"); and

     WHEREAS, the Company and Holder desire to amend the Existing Warrant as provided herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Existing Warrant is hereby amended by adding a new Section 1D, which shall immediately follow Section 1C, and which shall read in its entirety as follows:

          1D.  Automatic Exercise.  Notwithstanding any provision in this
               ------------------
          Warrant to the contrary, in the event of the consummation of an initial underwritten public offering of Shares of Class A Membership Interests (or shares of common stock issued in exchange for Class A Membership Interests in any merger, recapitalization or similar transaction) registered under the Securities Act of 1933, as amended, pursuant to which the Shares of Class A Membership Interests or shares of common stock, as the case may be, are sold at a price to the public of at least $8.50 per share (subject to appropriate adjustment for share splits, reverse share splits, share dividends, recapitalizations, reclassifications and similar events), then (i) this Warrant shall be automatically exercised in full immediately prior to the consummation of such offering, (ii) the Exercise Time shall be deemed to occur immediately prior to the consummation of such offering and (iii) Holder shall deliver to the Company at the Exercise Time a completed Exercise Agreement, this Warrant and a certified or bank check payable to the Company in an amount equal to the Exercise Price multiplied by the total number of Warrant Shares.

     2. Except as amended hereby, the Existing Warrant shall remain in full force and effect in accordance with its terms.

     3. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Existing Warrant.

     4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                              PLUG POWER, LLC



                              By: /s/ Gary Mittleman
                                 -----------------------------------------
                                  Gary Mittleman, President and Chief
                                    Executive Officer



                              /s/ Micheal J. Cudahy
                              --------------------------------------------
                              Michael J. Cudahy